UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 5, 2020
XILINX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive,
San Jose,
California	95124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

 (Former name or former address, if changed since last report: N/A)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	XLNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 5, 2020, at the Xilinx, Inc. (the “Company”) 2020 Annual Meeting of Stockholders, the Company’s stockholders approved the proposals listed below. The final results for the votes regarding each proposal are also set forth below. The proposals are described in detail in the Company’s proxy statement filed with the United States Securities and Exchange Commission on June 19, 2020.

1.	Elect nine nominees for director to serve on the Board of Directors for the ensuing year or until their successors are duly elected and qualified:
	Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
	Dennis Segers	178,618,274	1,123,151	196,932	13,452,029
	Raman K. Chitkara	179,244,870	480,987	212,501	13,452,028
	Saar Gillai	178,633,795	1,074,471	230,091	13,452,029
	Ronald S. Jankov	176,336,938	3,389,814	211,605	13,452,029
	Mary Louise Krakauer	179,389,578	333,711	215,074	13,452,023
	Thomas H. Lee	178,826,066	899,381	212,911	13,452,028
	Jon A. Olson	179,362,766	386,326	189,266	13,452,028
	Victor Peng	179,432,600	304,509	201,250	13,452,027
	Elizabeth W. Vanderslice	172,603,459	7,155,081	179,820	13,452,026

2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers:
		Votes For	Votes Against	Abstentions	Broker Non-Votes
		170,015,773	9,588,165	334,208	13,452,240

3.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for fiscal 2021:
		Votes For	Votes Against	Abstentions	Broker Non-Votes
		186,288,035	6,547,712	554,639	—

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (the Cover Page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: August 6, 2020	By:	/s/ Catia Hagopian
Catia Hagopian
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (the Cover Page XBRL tags are embedded within the Inline XBRL document)